Exhibit 10.71
Execution Version

AMENDMENT NO. 1 TO TERMINALLING SERVICES AGREEMENT - ANACORTES

This Amendment No. 1 to that certain Terminalling Services Agreement - Anacortes, dated as of November 1, 2015, (the "Amendment"), between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company ("Customer") and Tesoro Logistics Operations LLC, a Delaware limited liability company ("TLO"), and for purposes of Section 33(a) of the Existing Agreement only, Tesoro Logistics GP, LLC, a Delaware limited liability company ("General Partner"), and Tesoro Logistics LP, a Delaware limited partnership ("Partnership").

WHEREAS, the Parties have entered into a Terminalling Services Agreement - Anacortes, dated as of July 1, 2014 (the "Existing Agreement"); and

WHEREAS, TLO has completed an expansion of its Clean Products truck rack, and the Parties desire for Customer to utilize such increased capacity on a committed basis pursuant to the Existing Agreement as amended hereby;

WHEREAS, TLO is not providing dedicated storage for Customer pursuant to the Existing Agreement; and

WHEREAS, the Parties hereto desire to amend the Existing Agreement to (i) revise the Minimum Clean Products Commitment and the Clean Products Reserved Capacity via the truck rack at the Terminal and (ii) delete superfluous language in the Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Definitions.    Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.	Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

(a)Section 1 of the Existing Agreement is hereby amended by deleting the words "Dedicated Tanks" and "Storage Services Fee" of such Section.

(b)Section 3 of the Existing Agreement is hereby amended by deleting the words of Section 3(b) in its entirety and substituting in lieu thereof the word "RESERVED".

(c)Section 4(c) of the Existing Agreement is hereby amended by deleting the words "dedicated to or otherwise" in such Section.

(d)Section 4(c) of the Existing Agreement is hereby amended by deleting the words "(a) in the case of dedicated storage, entirely to Customer and (b) in the case of commingled storage, " in such Section.

(e)Section 5 of the Existing Agreement is hereby amended by deleting the words from such Section in its entirety and substituting in lieu thereof the word "RESERVED"; and

(f)Section 12 of the Existing Agreement is hereby amended by deleting the words from such Section in its entirety and substituting in lieu thereof the word "RESERVED"; and

(g)Section 32 of the Existing Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 32:

"32.    SUBCONTRACT

Should Customer desire to subcontract to a third party ("Replacement Customer") any storage or throughput subject to a Terminal Service Order, Customer must notify TLO in writing prior to the proposed start of the subcontract. TLO has the right to approve any Replacement Customer, which approval shall not be unreasonably withheld, conditioned or delayed. Unless otherwise agreed to in writing between Customer and TLO, and between Replacement Customer and TLO, Customer will continue to be liable for all terms and conditions of this Agreement related to any subcontracted storage or throughput capacity, including but not limited to, remittance of any fees set forth in a Terminal Service Order applicable to the subcontracted storage or throughput capacity. Customer shall be responsible for collection of any fees due to Customer from the Replacement Customer. Customer and TLO may mutually agree that operational notices concerning scheduling and similar matters can be directly provided between TLO and any Replacement Customer. "

(h) Exhibit 1 of the Existing Agreement is hereby deleted in its entirety and substituted in lieu thereof is a new Exhibit 1, as attached hereto and incorporated herein; and

(i) Exhibit 2 of the Existing Agreement is hereby deleted in its entirety and substituted in lieu thereof is a new Exhibit 2, as attached hereto and incorporated herein.

3.Date of Effectiveness; Limited Effect. This Amendment will become effective on November 1, 2015 (the "Effective Date"). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein" or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.

4.	Miscellaneous.

(a)This Amendment is governed by, and construed in accordance with, the laws of the State of Texas, without regard to the conflict oflaws provisions of such State.

(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and permitted assigns.

(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

TESORO LOGISTICS OPERATIONS LLC By: Name: Phillip M. Anderson Title: President	TESORO REFINING & MARKETING COMPANY LLC By: Name: Gregory J. Goff Title: Chairman of the Board of Managers and President

Solely with respect to Section 33(a):	Solely with respect to Section 33(a):

TESORO LOGISTICS GP, LLC By: Name: Phillip M. Anderson Title: President	TESORO LOGISTICS LP BY: TESORO LOGISTICS GP, LLC, its general partner By: Name: Phillip M. Anderson Title: President

Signature Page to Amendment No. 1 to Terminalling Services Agreement - Anacortes

EXHIBIT 1
FORM OF TERMINAL SERVICE ORDER

(ANACORTES [ ]- __, 20__)

This Terminal Service Order is entered as of ____, 20__, by and between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company, and Tesoro Logistics Operations LLC, a Delaware limited liability company, pursuant to and in accordance with the terms of the Terminalling Services Agreement - Anacortes, dated as of July 1, 2014, by and among such parties and Tesoro Logistics GP, LLC, a Delaware limited liability company, and Tesoro Logistics LP, a Delaware limited partnership (as amended, supplemented, or otherwise modified from time to time, the "Agreement").

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

Pursuant to Section 13 of the Agreement, the parties hereto agree to the following provisions:

[Insert applicable provisions:]

(i)allocation of throughput capacity by Product, and the rates by Product for determining the Terminalling Service Fee pursuant to Section 4;

(ii)	RESERVED;

(iii)	transmix handling fees pursuant to Section 6;

(iv)	additization pursuant to Section 7;

(v)special or proprietary additive injection services, including any installation and maintenance of special additive equipment, pursuant to Section 7(f), and the fees related thereto;

(vi)biodisel services and new equipment pursuant to Section 8(c) and the fees related

(vii)	ethanol blending services pursuant to Section 9 and the fees related thereto;

(viii)	reimbursement related to newly imposed taxes pursuant to Section 1O;

(ix)surcharges related to expenditures as a result of newly imposed laws and regulations pursuant to Section 11;

(x)terms and conditions for the provision of railcar loading, unloading and switching services; and

(xi)any other services as may be agreed.

Except as set forth in this Terminal Service Order, the other terms of the Agreement shall continue in full force and effect and shall apply to the terms of this Terminal Service Order.

[Signature Page Follows}

Exhibit 1
Terminalling Services Agreement - Anacortes

IN WITNESS WHEREOF, the parties hereto have duly executed this Terminal Service Order as of the date first written above.

TESORO LOGISTICS OPERATIONS LLC By: Name: Title:	TESORO REFINING & MARKETING COMPANY LLC By: Name: Title:

Exhibit 1
Terminalling Services Agreement - Anacortes

EXHIBIT 2
MINIMUM COMMITMENTS AND RESERVED CAPACITIES

Product	Minimum Commitment	Reserved Capacity
Light Ends via truck rack Light Ends via rail Clean Products via truck rack	69,959 Barrels per Month 128,359 Barrels per Month 295,041 Barrels per Month	82,125 Barrels per Month 151,019 Barrels per Month 339,291 Barrels per Month

Exhibit 2
Terminalling Services Agreement - Anacortes